Pyxus International, Inc.	Tel: 919 379 4300
8001 Aerial Center Parkway	Fax: 919 379 4346
Post Office Box 2009	www.pyxus.com
Morrisville, NC 27560-2009
USA

NEWS RELEASE
Pyxus Announces Expiration and Final Results of its Previously Announced Exchange Offer and Consent Solicitation

Morrisville, NC – February 3, 2023 – Pyxus International, Inc. (OTC Pink: PYYX) (the “Company”), a global value-added agricultural company, announced today that its wholly-owned subsidiary Pyxus Holdings, Inc.’s (the “Issuer”) previously announced private offer to exchange (the “Exchange Offer”) any and all of the Issuer’s outstanding 10.00% Senior Secured First Lien Notes due 2024 (the “Existing Notes”) for an equal principal amount of new 8.50% Senior Secured Notes due 2027 to be issued by the Issuer (the “New Notes”) and the related solicitation of consents (the “Consents”) from holders of the Existing Notes with respect to the indenture governing the Existing Notes (the “Consent Solicitation”) expired at 11:59 p.m., New York City time, on February 2, 2023 (such date and time, the “Expiration Date”).

As of the Expiration Date, based on information received from Ipreo LLC, the Information Agent for the Exchange Offer and the Consent Solicitation, $260,452,340 in aggregate principal amount of Existing Notes, representing 92.74% of the aggregate principal amount outstanding, had been validly tendered and not validly withdrawn.

The settlement date for the Exchange Offer and the Consent Solicitation is expected to occur on February 6, 2023 (the “Settlement Date”), which is the second business day following the Expiration Date. On the Settlement Date, subject to the satisfaction or waiver of the conditions of the Exchange Offer described in the Offering Memorandum (as defined below), Eligible Holders who validly tendered their Existing Notes that are accepted for exchange by the Issuer will receive an equal principal amount of New Notes and cash representing accrued and unpaid interest on such Existing Notes to, but not including, the Settlement Date.

In addition, because the Issuer received requisite Consents in the Consent Solicitation, the Issuer, the guarantors and Wilmington Trust, National Association will execute a supplemental indenture (the “Existing Notes Supplemental Indenture”) on the Settlement Date to amend the indenture governing the Existing Notes to, among other things, eliminate substantially all of the covenants, certain events of default and certain other provisions and release all of the collateral securing the Existing Notes, as described in the Offering Memorandum. The Existing Notes Supplemental Indenture will be binding on all holders of Existing Notes that are not tendered or accepted in the Exchange Offer.

The Exchange Offer and the Consent Solicitation are being made on the terms and subject to the conditions set forth in the Confidential Offering Memorandum and Consent Solicitation Statement, dated January 5, 2023 (as amended, the “Offering Memorandum”).

Ipreo LLC has been appointed as the exchange agent and information agent for the Exchange Offer and the Consent Solicitation (the “Information Agent”). Any questions regarding the Exchange Offer and the Consent Solicitation or the procedures for tendering Existing Notes and requests for copies of the Offering Memorandum may be directed to the Information Agent by phone at (212) 849-3880 or (toll-free) at (888) 593-9546 or by email at ipreo-exchangeoffer@ihsmarkit.com. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer or Consent Solicitation.

The Exchange Offer is only being made, and the New Notes are only being offered and will only be issued, to holders of Existing Notes who certify in an eligibility letter from the Information Agent (the “Eligibility Letter”) that they are either (a) persons that are in the “United States” and that are (i) “qualified institutional buyers,” as that term is defined in Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or (ii) institutional “accredited investors,” as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act or (b) persons that are outside of the “United States” and that are (i) not “U.S. Persons,” as those terms are defined in Rule 902 under the Securities Act, (ii) not “EEA Retail Investors” or “UK Retail Investors” (each as defined in the Eligibility Letter) and (iii) in the case of persons located in the United

Kingdom, are “Relevant Persons” (as defined in the Eligibility Letter). Holders of Existing Notes who certify that they are eligible to participate in the Exchange Offer and the Consent Solicitation pursuant to at least one of the foregoing conditions are referred to as “Eligible Holders.”

About Pyxus International, Inc.

Pyxus International, Inc. is a global agricultural company with 150 years of experience delivering value-added products and services to businesses and customers. Driven by a united purpose—to transform people's lives, so that together we can grow a better world—Pyxus International, its subsidiaries and affiliates, are trusted providers of responsibly sourced, independently verified, sustainable and traceable products and ingredients.

Disclaimer

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor a solicitation of consents from any holders of securities, nor shall there be any sale of securities or solicitation of consents in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. The Exchange Offer and the Consent Solicitation is being made solely on the terms and subject to the conditions set forth in the Offering Memorandum and the information in this press release is qualified by reference to such Offering Memorandum.

The New Notes have not been and will not be registered under the Securities Act, or with any securities regulatory authority of any State or other jurisdiction. The New Notes may not be offered or sold except pursuant to an exemption from or in a transaction not subject to the registration requirements of the Securities Act and the applicable state securities laws.

FORWARD-LOOKING STATEMENTS

Statements in this press release contain forward-looking statements. You can identify these forward-looking statements by use of words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets,” “could,” “should,” and other words of similar meaning. You can also identify them by the fact that they do not relate strictly to historical or current facts. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements, including whether the conditions specified in the Offering Memorandum or the Support and Exchange Agreement, which became effective on December 27, 2022, by and among the Company, the Issuer, Pyxus Parent, Inc. and certain creditors party thereto, will be satisfied, and no assurance can be given that the results in any forward-looking statement will be achieved. Any forward-looking statement speaks only as of the date on which it is made, and the Company disclaims any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events, except as required by law. The Company cannot guarantee that any forward-looking statement will be realized, although the Company believes it has been prudent in its plans and assumptions. Achievement of future results is subject to risks, uncertainties and inaccurate assumptions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could vary materially from those anticipated, estimated or projected. You should bear this in mind as you consider forward-looking statements in this press release. Any forward-looking statement is qualified by reference to the following cautionary statements. These factors include the factors discussed under the heading “Risk Factors” in the Company’s Form 10-K for the fiscal year ended March 31, 2022 and the subsequently filed quarterly reports on Form 10-Q incorporated by reference therein and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements.
2